Subsequent Events	12 Months Ended
Dec. 31, 2021
Subsequent Events [Abstract]
Subsequent Events	Subsequent Events
(a) Dividend declaration: On January 6, 2022, the board of directors declared a dividend of $0.50 per share of all classes of preferred shares, totaling $2,746, payable to all shareholders of record as of January 21, 2022, which was paid on February 1, 2022.

(b) Vessel purchase: In January 2022, Staloudi entered into a MoA with an unrelated third party, for the purchase of the second-hand vessel Maria at a price of $33,800. The vessel was delivered to the Company in February 2022.

(c) Interest rate derivatives: In January 2022, the Company terminated certain interest rate derivative contracts that were due to mature in 2025 and 2026 with an aggregate notional amount of $240,000 and received an aggregate payment of $8,345. At the same time, the Company entered into certain pay-fixed, receive-variable interest rate derivative contracts commencing in January 2022 and February 2022 and maturing in January 2024 and February 2024 for an aggregate notional amount of $240,000, at an average fixed rate of 1.346%. In February 2022, the Company terminated all outstanding interest rate derivative contracts with an aggregate notional amount of $300,000 and received an aggregate payment of $2,782.

(d) Bond issuance: In February 2022, Safe Bulkers Participations successfully completed a public offer in Greece of €100,000,000 of an unsecured bond that was admitted for trading in the Athens Exchange under the ticker symbol SBB1. The Bond is guaranteed by the Company, is non-amortising, matures in February 2027, carries a coupon of 2.95% payable semi-annually and contains covenants in line with our existing credit facilities. It may be redeemed early by the Company in part or in full after February 2024, subject to the payment of a premium ranging from 1.5% to 0.5% of the redeemed amount depending on the timing of the redemption. The net proceeds of the offering are intended to be used for the acquisition of vessels, redemption of preferred shares, repayment of debt and/or general corporate purposes. Refer also to Note 3D.

(e) Dividend declaration: On March 4, 2022, the board of directors declared a dividend of $0.05 per share of common stock, totaling $6,082 payable to all shareholders of record as of March 21, 2022, which was paid on March 28, 2022.

(f) Conflict in Ukraine: As a result of the recent conflict between Russia and Ukraine which commenced in February 2022, Switzerland, the US, the EU, the UK and others have announced unprecedented levels of sanctions and other measures against Russia and certain Russian entities and nationals. The Company intends on complying with these requirements and addressing their potential consequences. While the Company does not have any Ukrainian or Russian crew, the Company's vessels currently do not sail in the Black Sea and the Company otherwise conducts limited operations in Russia and Ukraine, the extent to which this will impact the Company’s future results of operations and financial condition will depend on future developments, which are highly uncertain and cannot be predicted. Accordingly, an estimate of the impact cannot be made at this time.

(g) Redemption of Series C Preferred Shares: On March 30, 2022, the Company issued a notice of redemption of 1,492,554 of the outstanding Series C Preferred Shares. The redemption is scheduled to be completed on April 29, 2022, at a redemption price of $25.00 per Series C Preferred Share plus all accumulated and unpaid dividends to, but excluding, the redemption date, in the aggregate amount of $38.4 million.